UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2023

LOGIQ, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

85 Broad Street 16-079
New York, NY 1004
(Address of principal executive offices)

(808)
829-1057
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement

Convertible Note Purchase Agreement

On September 5, 2023, Logiq, Inc. a Delaware corporation (the “
Company
”) and its wholly owned subsidiary DLQ, Inc., a Nevada corporation (“
DLQ
”), entered into a Convertible Note Purchase Agreement (“
Purchase Agreement
”), with certain investors (the “
Investors
”) providing for the sale and issuance of DLQ Convertible Promissory Notes due in the aggregate original principal amount of $5,000,000.00 (the “
DLQ Notes
”) convertible into a fixed number of shares (“
DLQ Conversion Shares
”) of DLQ common stock which will then be exchanged for Merger Consideration Shares (as defined below) in the Company’s pending business combination with Abri SPAC I, Inc., a Delaware corporation (“Abri”) as discussed in more detail below. As additional consideration the Company is issuing its Convertible Promissory Notes (the “
Parent Notes
”) in the aggregate principal amount of $5,000,000 which shall be convertible into shares of the Company’s common stock at prevailing market prices (“
Logiq Conversion Shares
”) (collectively, the “
Offering
”).

The Offering closed on September 5, 2023 (the “
Closing Date
”) and as a result, DLQ issued an aggregate $5,000,000 in the aggregate principal amount under the DLQ Notes and the Company issued an aggregate $5,000,000 in the aggregate principal under the Parent Notes. The gross proceeds to the Company from the Offering was $5,000,000.

Notes

The principal amount of the Notes accrue no interest.
The Notes will be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

DLQ Notes

The outstanding principal balance of the DLQ Notes shall be due and payable on the earlier of (i) November 15, 2023 (the “
DLQ Maturity Date
”) if DLQ has not consummated a business combination with Abri (the “
Business Combination
”) as described in the Form S-4, as amended (File No. 333-268133), initially filed on November 4, 2022 with the Securities and Exchange Commission (the “
SEC
”), (ii) the date that the Investor receives written notice from DLQ that it will not consummate a Business Combination, or (iii) at such earlier time as provided therein.

On the Conversion Date (the date in which DLQ consummates the Business Combination), the principal amount of the DLQ Notes shall automatically convert into a number of fully paid and nonassessable DLQ Conversion Shares that would be exchanged for an aggregate of 1,600,000 Merger Consideration Shares on the Conversion Date (the “
Merger Consideration Shares
”) which shares will be registered and freely tradeable upon issuance.

DLQ shall promptly cause Abri to register such number of shares of Merger Consideration Shares to be issued in exchange for the DLQ Conversion Shares at the closing of the Business Combination, to be included for registration in the Form S-4 Registration Statement prior to the closing of the Business Combination.

At any time when an Investor sells all or a portion of the Merger Consideration Shares (each such date the “
Sale Date
”) on the primary market for the Merger Consideration Shares (the “
Trading Market
”) the Investor shall be entitled to a share reset with respect to any sale the Investor enters into. If the closing price of Merger Consideration Shares on the Trading Market on the Sale Date is less than $10.00 per share (such lower price, the “
Reset Price
”), then within two (2) business days of receiving notice from the Investor of the Sale Date, the Combined Company shall cause to be transferred to the Investor an additional number of Merger Consideration Shares equal to the number that is 34% of (A) the number obtained by dividing (i) the product of the number of Merger Consideration Shares held by Investor on the Sale Date prior to any sale of Merger Consideration Shares and $10.00 by (ii) the Reset Price (with a floor of $2.00 per share), less (B) 800,000 Merger Consideration Shares (“
Reset Shares
”). There will be a maximum of an aggregate of 1,500,000 Reset Shares, which will be held in an escrow account and released only upon such Investors’ recoupment of their original investment amounts.

In addition, an additional 6,060,000 restricted Merger Consideration Shares held by the Company and certain members of management will be held in a separate escrow account which shall be released once such Investors recoup their original investment amounts.

Parent Notes

The outstanding principal balance of Parent Notes shall be due and payable on the earlier of (i) November 15, 2026 (the “
Parent Maturity Date
”), or (ii) at such earlier time as provided therein.
At the election of Investor all or a portion of the principal amount of the Parent Note is convertible into the number of Logiq Conversion Shares derived by dividing the principal amount of such note by the volume weighted average (VWAP) share price of the Company’s stock traded under the symbol “LGIQ”, determined on the last trading day before the conversion, upon delivery of written notice by Investor to the Company (the “Conversion Notice”).

Beneficial Ownership Limitation on Conversion

The Notes may not be converted and shares of common stock may not be issued under Notes if, after giving effect to the conversion or issuance, the applicable holder of Notes (together with its affiliates, if any) would beneficially own in excess of 9.99% of outstanding shares of common stock of either the Company or Abri (following closing of the Business Combination), which we refer to herein as the “Note Blocker”. The Note Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the applicable holder of Notes.

Covenants

The Purchase Agreement and Notes contain a variety of obligations and covenants which are typical for transactions of this type, as well as the following covenants:

•
From the effective date of the Purchase Agreement until Investor’s Parent Note is no longer outstanding, DLQ Parent cannot issue equity or debt securities primarily for the purpose of raising capital if such securities are senior to or pari passu
to the Parent Notes.

•
The Company shall promptly cause Abri to register such number of shares of Merger Consideration Shares to be issued in exchange for the Conversion Shares at the closing of the Business Combination, to be included for registration in the Form S-4 Registration Statement prior to the closing of the Business Combination

•
At closing of the Business Combination, Abri will issue the Merger Consideration Shares to the Company in exchange for all of the outstanding shares of the Company. DLQ shall distribute 33% of the Merger Consideration concurrent with Closing to the stockholders of the Company on a pro rata basis (the “
Dividend Shares
”), and 53% of the Merger Consideration will be held by the Company and will be subject to a Lock-Up Agreement for a period of eleven (11) months after the closing of the Business Combination (the “
Lock-up Shares
”), less any shares held by the escrow agent. The Company  agrees that it shall not distribute, transfer or dividend the Lock-up Shares until the recoupment by Investor of its investment amount.

Events of Default

Parent Notes

The Parent Notes contain standard and customary events of default including but not limited to: (i) the default in performance or observance of any covenant, condition or agreement contained in the Parent Note and such default is not fully cured within ten (10) business
; (ii)
any covenant, condition or agreement contained in the Purchase Agreement, the Other Parent Notes or any other Transaction Document, as defined in the Purchase Agreement, and such default is not fully cured within ten (10) business
; (iii) a material representation or warranty made by the Company in the Purchase Agreement or the Parent Notes that has been proven to be false, incorrect or breached (iv) bankruptcy or insolvency of the Company; and/or (vi) and or/ and occurrence of Event of Default under any of the other Parent Notes.
If an event of default occurs, the Investor may at any time at its option, (a) declare the entire unpaid principal balance of its Parent Note, due and payable and shall be accelerated and so due and payable, without presentment, demand, protest, or notice; (b) demand that the principal amount of the Parent Note then outstanding shall be converted into shares of common stock of the Company at the Conversion Ratio defined therein, or (c) exercise or otherwise enforce any one or more of the Investor’s rights, powers, privileges, remedies and interests under the Parent Note, the Purchase Agreement, the other Transaction Documents or applicable law
.

DLQ Notes

 The DLQ Notes contain standard and customary events of default including but not limited to: (i) the default in performance or observance of any covenant, condition or agreement contained in the DLQ Note and such default is not fully cured within ten (10) business days after the Investor delivers written notice to Company of the occurrence thereof
; (ii)
any covenant, condition or agreement contained in the Purchase Agreement, the other DLQ Notes or any other Transaction Document, as defined in the Purchase Agreement and such default is not fully cured within ten (10) business days
; (iii) a material representation or warranty made by DLQ in the Purchase Agreement or the DLQ Notes that has been proven to be false, incorrect or breached (iv) bankruptcy or insolvency of DLQ; (vi) an occurrence of Event of Default under any of the other DLQ Notes and/or (vii) the Business Combination is not consummated by November 15, 2023.

If an event of default occurs,
the Investor may at any time at its option, (a) declare the entire unpaid principal balance of its DLQ Note, due and payable and shall be accelerated and so due and payable, without presentment, demand, protest, or notice; or (b) exercise or otherwise enforce any one or more of the Investor’s rights, powers, privileges, remedies and interests under the DLQ Note, the Purchase Agreement, the other Transaction Documents or applicable law
.

Demand Registration Rights

The Parent Notes include the ability for the Investor to
request registration on Form S-3 of any securities issuable upon conversion of the Parent Note (the “
Registrable Securities
”), or any similar form (each, a “
Short-Form Registration”),
in which the Company shall pay Registration Expenses; provided that, except in the case of one non-underwritten Short-Form Registration (the “
Excepted Registration
”), the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration which is qualified under Rule 415 under the Securities Act must be equal to at least $2,500,000 and which contemplates an underwritten offering must be equal to at least $2,500,000. At any time that a Short-Form Registration is not available, Investor shall be entitled to request registration on Form S-1, or any similar form (each, a “
Long-Form Registration
”), in which the Company shall pay Registration Expenses; provided that (i) the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must be equal to at least $2,500,000; and (ii) such Investors shall not be permitted more than one (1) Long-Form Registration hereunder. All registrations requested are referred to herein as “
Demand Registrations
”. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company in good faith determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction.

Escrow Agreements

Certain investors of DLQ shall enter into an escrow agreement with Continental Stock Transfer & Trust Company, as escrow agent, (“
CST
” and/or “
Escrow Agent
”) to hold 1,500,000 Merger Consideration Shares to be transferred to Investors up to the amount of the Reset Shares on a pro-rata basis, upon reset as described in the DLQ Notes.
In addition, an additional 6,060,000 restricted Merger Consideration Shares held by the Company and certain members of management will be held in a separate escrow account. Both escrows will be released once such Investors recoup their original investment amounts

The foregoing is intended to provide a summary of the terms of the agreements and securities related to the Offering. This summary is qualified in its entirety by reference to the full text of the agreements, each of which is attached as an exhibit to this Current Report on Form 8-K (this “
Report
”) as Exhibit 10.1, 10.2, and 10.3 respectively. Readers should review those agreements for a complete understanding of the terms and conditions associated with these transactions. The representations, warranties and covenants contained in the agreements relating the Offering were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the agreements relating the Offering are not necessarily characterizations of the actual state of facts about the Company and its subsidiaries at the time they were made or otherwise and should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “
Commission
”).

Item 3.02	Unregistered Sale of Equity Securities

            The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Notes were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act.
Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Convertible Note Purchase Agreement
10.2	Form of DLQ, Inc. Convertible Promissory Note
10.3	Form of Logiq, Inc. Convertible Promissory Note
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: September 8, 2023	By:	/s/Brent Suen
Brent Suen
Chief Executive Officer and Executive Chairman